Exhibit 99.2

EXECUTION COPY

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 1, 2006, is entered into among AMN HEALTHCARE, INC., a Nevada corporation (the “Borrower”), AMN HEALTHCARE SERVICES, INC., a Delaware corporation (the “Parent”), the Subsidiary Guarantors from time to time parties thereto, the lenders identified on the signature pages hereto (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the Subsidiary Guarantors, the Lenders party thereto, and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of November 2, 2005 (the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested to have the ability to increase the Tranche B Loan by an amount up to $45,000,000 and to amend certain other provisions of the Existing Credit Agreement;

WHEREAS, the Lenders have agreed to amend the Existing Credit Agreement in accordance with such request and as provided herein; and

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“First Amendment” has the meaning set forth in Subpart 3.1.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1 The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entireties as follows:

“Lender” means any of the Persons identified as a “Lender” on the signature pages hereto, including the Incremental Tranche B Lenders and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

“Tranche B Lenders” means a collective reference to the Lenders holding Tranche B Loans, Tranche B Loan Commitments or Incremental Tranche B Loans.

“Tranche B Loan” shall have the meaning assigned to such term in Section 2.4(a): provided that “Tranche B Loans” shall include any Incremental Tranche B Loan.

“Tranche B Note” or “Tranche B Notes” means the promissory notes, if any, of the Borrower in favor of each Tranche B Lender provided pursuant to Section 2.4(f) or Section 2.5(f) and evidencing the Tranche B Loans of such Tranche B Lender, individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

SUBPART 2.2 Amendments to Section 1.1. The following new definitions are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order and shall read as follows:

“First Amendment Effective Date” shall mean May 1, 2006.

“Increase Effective Date” shall have the meaning set forth in Section 2.5(d).

“Incremental Tranche B Lender” shall have the meaning set forth in Section 2.5(c).

“Incremental Tranche B Loan” shall have the meaning set forth in Section 2.5(a).

“Leverage Increase Effective Date” shall mean the date, if any, on which the Borrower shall have received Incremental Tranche B Loans in an amount not less than $30,000,000.

SUBPART 2.3 Amendment to Section 2.4(d). Subsection (d) of Section 2.4 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(d) Repayment of Tranche B Loan. The principal amount of the Tranche B Loan shall be payable in twenty-two (22) consecutive quarterly installments which shall be due on the last day of each March, June, September and December, beginning with the payment due June 30, 2006 as follows, unless accelerated sooner pursuant to Section 9.2: the first quarterly installment due June 30, 2006 shall be in the principal amount equal to two and one-half percent (2.50%) of the principal amount of the Tranche B Loan (including all Incremental Tranche B Loans), installments two (2) through six (6) shall each be in the principal amount equal to one and one-quarter percent (1.25%) of the principal amount of the Tranche B Loan (including all Incremental Tranche B Loans), installments seven (7) through eighteen (18) shall each be in the principal amount equal to two and one-half percent (2.50%) of the principal amount of the Tranche B Loan (including all Incremental Tranche B Loans), installments nineteen (19) through twenty-one (21) shall each be in the principal amount equal to fifteen percent (15.00%) of the principal amount of the Tranche B Loan (including all Incremental Tranche B Loans) and the twenty-second (22) and final installment, due September 30, 2011, shall be in the amount of the remaining principal balance of the Tranche B Loan (including all Incremental Tranche B Loans).

SUBPART 2.4 Amendments to Section 2.4(e)(i) and (ii). Subsections (e)(i) and (e)(ii) of Section 2.4 of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

(i) Base Rate Loans. During such periods as the Tranche B Loan shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of the Base Rate plus 1.00%; provided, however, to the extent that the Leverage Ratio as of the last day of the most recently ended full fiscal quarter or fiscal year, as the case may be, commencing with the fiscal quarter ended June 30, 2006, is less than 3.00 to 1.0, such Base Rate Loans shall at all times thereafter bear interest on the outstanding principal amount thereof at a rate per annum equal to the sum of the Base Rate plus 0.75% (such rate to be adjusted on the date five Business Days after the date by which the Credit Parties provide the Required Financial Information applicable to such fiscal quarter or fiscal year). Notwithstanding the foregoing, during the period from and including the First Amendment Effective Date until the occurrence, if at all, of the Increase Effective Date, such Base Rate Loans shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the sum of the Base Rate plus 0.75%.

(ii) Eurodollar Loans. During such periods as the Tranche B Loan shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of the Eurodollar Rate for such Interest Period plus 2.00%; provided, however, to the extent that the Leverage Ratio as of the last day of the most recently ended full fiscal quarter or fiscal year, as the case may be, commencing with the fiscal quarter ended June 30, 2006, is less than 3.00 to 1.0, such Eurodollar Loans shall at all times thereafter bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of the Eurodollar Rate for such Interest Period plus 1.75% (such rate to be adjusted on the date five Business Days after the date by which the Credit Parties provide the Required Financial Information applicable to such fiscal quarter or fiscal year). Notwithstanding the foregoing, during the period from and including the First Amendment Effective Date until the occurrence, if at all, of the Increase Effective Date, such Eurodollar Loans shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of the Eurodollar Rate for such Interest Period plus 1.75%.

SUBPART 2.5 Addition of Section 2.5. A new Section 2.5 is hereby added to the Existing Credit Agreement to read as follows:

2.5 Increase in Tranche B Loan Commitments.

(a) Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the existing Tranche B Lenders), the Borrower may, on a one-time basis at any time prior to June 1, 2006, request an additional Tranche B Loan (the “Incremental Tranche B Loan”) in an amount not to exceed $45,000,000. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each existing Tranche B Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the existing Tranche B Lenders). Any Incremental Tranche B Loan shall have terms identical to the Tranche B Loans existing on the Closing Date and shall be treated as Tranche B Loans for all purposes under this Agreement and the other Credit Documents, except for fees payable to Tranche B Lenders providing commitments for the Incremental Tranche B Loan.

(b) Tranche B Lender Elections to Increase. Each existing Tranche B Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its existing Tranche B Loan Commitment and fund the Incremental Tranche B Loan. Any existing Tranche B Lender not responding within such time period shall be deemed to have declined to increase its existing Tranche B Loan Commitment.

(c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each existing Tranche B Lender of the existing Tranche B Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Tranche B Lenders (such Eligible Assignees, together with the existing Tranche B Lenders agreeing to increase their Tranche B Loan Commitment, the “Incremental Tranche B Lenders”) pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel and the Borrower.

(d) Effective Date and Allocations. If the Tranche B Loan Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase; provided, however, the Increase Effective Date shall in no case be later than June 30, 2006. The Administrative Agent shall promptly notify the Borrower and the Incremental Tranche B Lenders of the final allocation of such increase and the Increase Effective Date.

(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent (i) a certificate of each Credit Party dated as of the Increase Effective Date signed by an Executive Officer of such Credit Party (A) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such increase, and (B) in the case of the Borrower, certifying that, before and after giving effect to such increase, (x) the representations and warranties contained in Section 6 and the other Credit Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (y) no Default or Event of Default exists and (ii) favorable opinions of counsel to the Credit Parties, all in form, content and scope reasonably satisfactory to the Administrative Agent.

(f) Tranche B Notes. Upon the request of any Incremental Tranche B Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Incremental Tranche B Lender (through the Administrative Agent) a promissory note, substantially the form of Exhibit 2.4(f), which shall evidence such Incremental Tranche B Lender’s Incremental Tranche B Loans in addition to such accounts or records.

SUBPART 2.6 Amendment to Section 7.11(a). Subsection (a) of Section 7.11 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

7.11 Financial Covenants.

(a)	Leverage Ratio.

(i) at any time prior to the Leverage Increase Effective Date, the Credit Parties shall not permit the Leverage Ratio as of the last day of any fiscal quarter of the Consolidated Parties to be greater than:

Fiscal Year	March 31	June 30	September 30	December 31
2005	—	—	—	3.75 to 1.0
2006	3.75 to 1.0	3.75 to 1.0	3.75 to 1.0	3.50 to 1.0
2007	3.50 to 1.0	3.25 to 1.0	3.25 to 1.0	3.00 to 1.0
2008	3.00 to 1.0	3.00 to 1.0	2.50 to 1.0	2.50 to 1.0
2009 and Thereafter	2.00 to 1.0	2.00 to 1.0	2.00 to 1.0	2.00 to 1.0

(ii) at any time from and after the Leverage Increase Effective Date, the Credit Parties shall not permit the Leverage Ratio as of the last day of any fiscal quarter of the Consolidated Parties to be greater than:

Fiscal Year	March 31	June 30	September 30	December 31
2005	—	—	—	3.75 to 1.0
2006	3.75 to 1.0	3.75 to 1.0	3.75 to 1.0	3.75 to 1.0
2007	3.50 to 1.0	3.50 to 1.0	3.25 to 1.0	3.25 to 1.0
2008	3.00 to 1.0	3.00 to 1.0	2.50 to 1.0	2.50 to 1.0
2009 and Thereafter	2.00 to 1.0	2.00 to 1.0	2.00 to 1.0	2.00 to 1.0

SUBPART 2.7 Amendment to Section 7.15. Section 7.15 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

7.15 Interest Rate Protection.

During the period beginning 180 days after the First Amendment Effective Date and ending on the third anniversary of the First Amendment Effective Date, the Credit Parties shall cause the Borrower to maintain protection against fluctuations in interest rates pursuant to one or more Hedging Agreements reasonably acceptable to the Administrative Agent providing coverage in an aggregate notional amount equal to at least 50% of outstanding Tranche B Loans.

SUBPART 2.8 Amendment to Section 8.7(j). Subsection (j) of Section 8.7 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(j) loans, advances, dividends or distributions by any Consolidated Party to the Parent to enable the Parent to effect any repurchase, redemption or other acquisition or retirement for value of any Capital Stock or any option to acquire Capital Stock of the Parent to the extent permitted by Section 8.7(e) or Section 8.7(k);

SUBPART 2.9 Amendment to Section 8.7(k). Clause (k) of Section 8.7 of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior thereto and substituting in lieu thereof a comma, (ii) relettering clause (k) to become clause (l) and (iii) adding a new clause (k) to be inserted into Section 8.7 of the Existing Credit Agreement which shall read as follows:

(k) the repurchase, redemption or other acquisition or retirement for value of any Capital Stock of the Parent or any option to acquire Capital Stock of the Parent held by the former shareholders of The MHA Group, Inc. in an aggregate cash amount not to exceed $45,000,000 in the aggregate during the fiscal year ending December 31, 2006; provided that (x) no Default or Event of Default exists either before or after giving effect to such Restricted Payment and (y) not less than $30,000,000 of the aggregate cash amount of such Restricted Payment shall be funded with the proceeds received by the Borrower from the Incremental Tranche B Loan, and

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 First Amendment Effective Date. This Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment”.

SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Parent, the Subsidiary Guarantors, the Requisite Lenders, Lenders (other than Defaulting Lenders) holding in the aggregate at least a majority of the Revolving Commitments and the Administrative Agent.

SUBPART 3.3 Fees and Expenses. The Administrative Agent shall have received from the Borrower (i) the aggregate amount of fees and expenses payable to the Administrative Agent in connection with the consummation of the transactions contemplated hereby and (ii) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

PART 4

MISCELLANEOUS

SUBPART 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Existing Credit Agreement, after giving effect to this Amendment and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date, in which case, they are true and correct in all material respects as of such earlier date).

SUBPART 4.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 4.4 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

SUBPART 4.5 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by facsimile or electronic mail shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SUBPART 4.7 Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Existing Credit Agreement as amended by this Amendment or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors’ obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Amendment. Each Guarantor also hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Credit Party Obligations.

SUBPART 4.8 Binding Effect. This Amendment, the Existing Credit Agreement as amended by this Amendment and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 4.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.10 General. Except as amended hereby, the Existing Credit Agreement and all other credit documents shall continue in full force and effect.

SUBPART 4.11 Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Credit Agreement as of the date first above written.

BORROWER:	AMN HEALTHCARE, INC.

	By:	/s/ David C. Dreyer
	Name:	David C. Dreyer
	Title:	CFO and CAO

PARENT:	AMN HEALTHCARE SERVICES, INC.

	By:	/s/ David C. Dreyer
	Name:	David C. Dreyer
	Title:	CFO, CAO and Treasurer

SUBSIDIARY	AMN SERVICES, INC. (formerly known as
GUARANTORS:	Worldview Healthcare, Inc.)

	By:	/s/ David C. Dreyer
	Name:	David C. Dreyer
	Title:	CFO and CAO

O’GRADY-PEYTON INTERNATIONAL (USA), INC.

	By:	/s/ David C. Dreyer
	Name:	David C. Dreyer
	Title:	CFO and CAO

INTERNATIONAL HEALTHCARE RECRUITERS, INC.

	By:	/s/ David C. Dreyer
	Name:	David C. Dreyer
	Title:	CFO and CAO

AMN STAFFING SERVICES, INC.

By:	/s/ David C. Dreyer
Name:	David C. Dreyer
Title:	CFO & CAO

THE MHA GROUP, INC.

By:	/s/ David C. Dreyer
Name:	David C. Dreyer
Title:	CFO

MERRITT, HAWKINS & ASSOCIATES

By:	/s/ David C. Dreyer
Name:	David C. Dreyer
Title:	CFO

MED TRAVELERS, INC.

By:	/s/ David C. Dreyer
Name:	David C. Dreyer
Title:	CFO

RN DEMAND, INC.

By:	/s/ David C. Dreyer
Name:	David C. Dreyer
Title:	CFO

STAFF CARE, INC.

By:	/s/ David C. Dreyer
Name:	David C. Dreyer
Title:	CFO

MHA ALLIED CONSULTING, INC.

By:	/s/ David C. Dreyer
Name:	David C. Dreyer
Title:	CFO

MED TRAVELERS, LLC

By:	/s/ David C. Dreyer
Name:	David C. Dreyer
Title:	Treasurer

[Signatures Continued]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N. A., in its capacity as Administrative Agent

	By:	/s/ Robert Rittelmeyer
	Name:	Robert Rittelmeyer
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N. A., in its capacity as Lender, Issuing Lender and Swingline Lender

	By:	/s/ B. Kenneth Burton, Jr.
	Name:	B. Kenneth Burton, Jr.
	Title:	Vice President

[Signatures Continued]

Bank of the West

By:	/s/ Terry A. Switz, Jr.
Name:	Terry A. Switz, Jr.
Title:	Assistant Vice President

General Electric Capital Corporation

By:	/s/ David R. Campbell
Name:	David R. Campbell
Title:	Duly Authorized Signatory

ING Capital LLC

By:	/s/ Michael P. Garvin, Jr.
Name:	Michael P. Garvin, Jr.
Title:	Managing Director

Ambrosia Trust

By: Merrill Lynch Investment Managers, L.P. as Investment Manager

By:	/s/ Savitri Alex
Name:	Savitri Alex
Title:	Authorized Signatory

Ameriprise Certificate Company
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne Stevens
Name:	Yvonne Stevens
Title:	Senior Managing Director

AUGUSTA TRADING LLC

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

Avenue CLO III, Ltd.

By:	/s/ Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

RiverSource Floating Rate Fund A Series of AXP Discovery series, Inc.

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixes Assets

Big Sky III Senior Loan Trust
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Shira Aschkenasy
Name:	Shira Aschkenasy
Title:	Authorized Signatory

By:	/s/ Milena Greic
Name:	Milena Greic
Title:	Authorized Signatory

Cent CDO 10 Limited
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixed Assets

Cent CDO XI Limited
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixed Assets

Centurion CDO 8, Limited
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixed Assets

Centurion CDO 9, Limited
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixed Assets

Centurion CDO II, Limited
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixed Assets

Centurion CDO III, Limited
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixed Assets

Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixed Assets

Centurion CDO VII, Ltd.
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixed Assets

Citigroup Investments Corporate Loan Fund, Inc.
By: Citigroup Alternative Investments LLC

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	VP

EAST WEST BANK

By:	/s/ Nancy A. Moore
Name:	Nancy A. Moore
Title:	Senior Vice President

Eaton Vance CDO VII PLC
By: Eaton Vance Management
As Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Floating-Rate Income Trust
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Institutional Senior Loan Fund
By: Eaton Vance Management
As Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management
As Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Senior Floating-Rate Trust
By: Eaton Vance Management
As Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Senior Income Trust
By: Eaton Vance Management
As Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Variable Leverage Fund Ltd.
By: Eaton Vance Management
As Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Flagship CLO 2001-1
By: Deutsche Asset Management, Inc.
As Sub-Advisor

By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO II
By: Deutsche Asset Management, Inc.
As Sub-Advisor

By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO III
By: Deutsche Asset Management, Inc.
As Sub-Advisor

By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO IV
By: Deutsche Asset Management, Inc.
As Sub-Advisor

By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO 2002-1, Ltd
By: Deutsche Asset Management, Inc.
As Sub-Advisor

By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

FOUNDERS GROVE CLO, LTD.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Brad Langs
Name:	Brad Langs
Title:	Officer

Four Corners CLO II, Ltd.

By:	/s/ Matthew Massier
Name:	Matthew Massier
Title:	As Attorney in Fact

Grand Central Asset Trust, EAP Series

By:	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-in Fact

Grayson & Co
By: Boston Management and Research
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

IDS Life Insurance Company
By: RiverSource Investments, LLC
As Collateral Manager

By:	/s/ Yvonne Stevens
Name:	Yvonne Stevens
Title:	Senior Managing Director

IKB Capital Corporation

By:	/s/ Wolfgang W. Boeker
Name:	Wolfgang W. Boeker
Title:	Senior Vice President

ING Senior Income Fund By: ING Investment Management Co. As its Investment Manager

By:	/s/ Michel Prince, CFA
Name:	Michel Prince, CFA
Title:	Senior Vice President

ING Investment Management CLO I, Ltd. By: ING Investment Management Co., As its Investment Manager

By:	/s/ Michel Prince, CFA
Name:	Michel Prince, CFA
Title:	Senior Vice President

ING International (ii) – Senior Bank Loans Euro By: ING Investment Management Co. As its Investment Manager

By:	/s/ Michel Prince, CFA
Name:	Michel Prince, CFA
Title:	Senior Vice President

KC CLO II PLC

By:	/s/ Lincoln Burkitt
Name:	Lincoln Burkitt
Title:	Vice President

Latitude CLO I, Ltd

By:	/s/ Chauncey Lufkin
Name:	Chauncey Lufkin
Title:	CFO

Navigare Funding I By: Navigare Partners, LLC, Its collateral manager

By:	/s/ Sheryl A. Rothman
Name:	Sheryl A. Rothman
Title:	Managing Director

THE NORINCHUKIN BANK, NEW YORK BRANCH through State Street Bank and Trust Company N.A. as Fiduciary Custodian

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Ocean Trust By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixed Assets

SEMINOLE FUNDING LLC

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Sequils-Centurion V, Ltd.
By: RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor – Fixed Assets

The Sumitomo Trust and Banking Co., Ltd., New York Branch

By:	/s/ Elizabeth A. Quirk
Name:	Elizabeth A. Quirk
Title:	Vice-President

TOLLI & Co.
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

J.P. Morgan Trust Company (Cayman) Limited, as Trustee
For TORAJI TRUST, By: Its Investment Manager,
Citigroup Alternative Investments LLC

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	VP

Van Kampen
Senior Income Trust
By: Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

Van Kampen
Senior Loan Fund
By: Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

Gulf Stream-Compass CLO 2002-1 Ltd
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

Gulf Stream-Compass CLO 2004-1 Ltd
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

Gulf Stream-Compass CLO 2005-II Ltd
By: Gulf Stream Asset Management, LLC
As Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer